UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
       [ ]  Preliminary  Proxy  Statement     [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
       [X]  Definitive Proxy Statement
       [ ]  Definitive Additional Materials
       [ ]  Soliciting Material Pursuant to Rule 14a-12

                         ENVIRONMENTAL SAFEGUARDS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per  unit  price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid  previously with preliminary materials. [ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

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
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing  Party:

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(4)  Date  Filed:

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                                        2

                         ENVIRONMENTAL SAFEGUARDS, INC.
                        2600 SOUTH LOOP WEST, SUITE 645
                              HOUSTON, TEXAS 77054

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2003

Our Annual Meeting of Stockholders (the "Annual Meeting") of Environmental Safeguards, Inc. will be held at the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas on May 22, 2003 at 10:00 AM (CST) for the following purposes:

     (1A) To  elect  four  (4)  directors  by  the  voting  of  Common  Stock

     (1B) To elect one (1) director by the voting of Series B Convertible Stock.

     (2) To consider and act upon an amendment to the Company's 1998 Stock Option Plan to increase the authorized shares from 800,000 to 1,600,000.

     (3) To ratify the selection of Ham, Langston & Brezina, LLP as our independent accountants for the fiscal year ending December 31, 2003.

     (4) To act upon such other business as may properly come before the Annual Meeting.

Only holders of our Common Stock and holders of our Series B Convertible Preferred Stock of record at the close of business on April 22, 2003, will be entitled to vote at our Annual Meeting or any adjournment thereof.

You are cordially invited to attend our Annual Meeting. Whether or not you plan to attend, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James S. Percell
James S. Percell
Chairman of the Board and President

April 25, 2003
Houston, Texas

                         ENVIRONMENTAL SAFEGUARDS, INC.
                        2600 SOUTH LOOP WEST, SUITE 645
                              HOUSTON, TEXAS 77054

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2003

     This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Environmental Safeguards, Inc., a Nevada corporation, for their use at the Annual Meeting of stockholders to be held at the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas on May 22, 2003 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice"). This proxy statement and the accompanying form of proxy ("Proxy") are first being mailed to our stockholders on or about April 25, 2003. The cost of solicitation of proxies is being borne by us.

     The close of business on April 22, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 10,112,144 shares of Common Stock, par value $0.001 per share issued and outstanding, and 2,733,686 shares of Series B Convertible Preferred Stock issued and outstanding. Series B Convertible Preferred Stock may vote on all matters except the election of Directors that are voted on by holders of Common Stock only. Series B Convertible Preferred Stock holders, however, have the right to vote separately, as a class, for the election of one Director.

     The presence, in person or by proxy, of at least one-third of the total outstanding shares of Common Stock and Series B Convertible Preferred Stock on the record date is necessary to constitute a quorum at the Annual Meeting.

     Each share is entitled to one vote on all issues requiring a stockholder vote at the Annual Meeting, except for the election of Directors, upon which the Series B Convertible Preferred stockholders are not entitled to vote. The Series B Convertible Preferred stockholders, however, have the right to vote separately, as a class, for the election of one Director. Each nominee for Director named in Number 1A must receive a majority of the Common Stock votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. Each nominee for Director named in Number 1B must receive a majority of the Series B Convertible Preferred Stock votes cast in person or by proxy in order to be elected.

     The affirmative vote of a majority of the shares of Common Stock and Series B Convertible Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Numbers 2, 3 and 4 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN (II) FOR THE AMENDMENT TO THE 1998 STOCK OPTION PLAN, AND (III) FOR THE RATIFICATION OF HAM, LANGSTON & BREZINA, LLP AS INDEPENDENT ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     Different forms of proxies (collectively the "Proxy") are being sent to holders of Common Stock and holders of Series B Convertible Preferred Stock to facilitate class voting for directors.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to our Secretary, or (c) by voting in person at the Annual Meeting.

--------------------------------------------------------------------------------
              (1A) TO ELECT FOUR (4) DIRECTORS FOR THE ENSUING YEAR
                          BY THE VOTING OF COMMON STOCK
--------------------------------------------------------------------------------

NOMINEES FOR DIRECTORS BY THE VOTING OF COMMON STOCK

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors by the voting of Common Stock the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy for the election of the Common Stock Board representatives will be voted for the election by the voting of Common Stock for the nominees listed below. Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY THE COMMON STOCKHOLDERS FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

     JAMES S. PERCELL, age 59, serves as Director, Chairman, CEO and President and also serves as President of our subsidiaries, National Fuel & Energy, Inc. ("NFE") and OnSite Technology LLC ("OnSite"). Mr. Percell became a director and President, Chief Executive Officer and a director of NFE in November, 1995. Mr. Percell became President and CEO of our consolidated company in January, 1996. Mr. Percell also serves as President of Percell & Associates, a project developer of facilities in the hydrocarbon industry. From 1985-1993, Mr. Percell served as Vice-President of Belmont Constructors, Inc., a heavy industrial contractor. From 1982-1984, he served as President of Capital Services Unlimited, an international supply company for refining, petrochemical and oil field compressor stations, modular refineries and modular oilfield components. From 1977-1980, Mr. Percell served as President of Percell & Lowder, Inc., an oilfield fabricator of onshore and offshore facilities, and from 1960-1977, he served as project manager for various onshore and offshore projects. He attended Amarillo College in Amarillo, Texas.

     THOMAS R. BRAY, age 47, has served as Director since January 2002. Mr. Bray is a member of our compensation and audit committees. Mr. Bray has been a practicing attorney practicing in Stafford and Houston, Texas for the past nine years, specializing in business and real estate transactions, and litigation and general corporate representation, largely for businesses and individuals in the oil and gas services, banking and investment industries. Prior to that, he was vice president of New First City, Texas-Houston, N.A., having previously served as special assistant to the president and an in-house counsel of Collecting Bank, N.A., and vice-president of First City Asset Servicing Company and First City, Texas-Houston, N.A. Mr. Bray has also served as president of Associated Title Company, president of Arbor Oaks Utilities, Inc. a private water and sewer utility company, and the owner and president of Rembrandt Homes, Inc., all in Houston. Mr. Bray graduated from the University of Texas with a BBA in Finance, and received his J.D. degree from South Texas College of Law in Houston.

     BRYAN SHARP, age 59, has served as a Director since November, 1995. Mr. Sharp previously served on our audit committee, and previously was a self-employed environmental consultant. Mr. Sharp previously served as Principal-in-Charge and Director of Espey, Huston & Associates, Inc. ("EH&A"), an environmental consulting company. From 1990-1993, he served as President of EH&A. Mr. Sharp has also been employed by North Texas State University, the Department of the Interior, and the University of Texas. Mr. Sharp has a B.S. degree in Education from North Texas State University, a M.S. degree in Biology from North Texas State University and studied for his Ph.D. in Zoology from The University of Texas at Austin.

     ALBERT M. WOLFORD, age 81, has served as Director since August 5,1997. Mr. Wolford is a member of our compensation and audit committees, and previously served as our Secretary. Mr. Wolford has been an independent business consultant since 1988. From 1970 to 1988, Mr. Wolford served with Texas United Corporation as a director, a member of the executive committee, senior vice-president, and as the chairman of the executive development and compensation committees. As a senior vice-president of Texas United Corporation, Mr. Wolford served its subsidiaries as president and CEO of Texas United Chemical Corporation, as the chairman, president and CEO of United Salt Corporation, and as the president of American Borate Corporation. He has also served the Texas Chemical Council, an industry trade group, as a director, a member of its executive committee, and as secretary-treasurer. Mr. Wolford served as a member of the executive committee of the Salt Institute, an industry trade group. Mr. Wolford is a graduate of The University of Texas.

--------------------------------------------------------------------------------
               (1B) TO ELECT ONE (1) DIRECTOR FOR THE ENSUING YEAR
                   BY THE VOTING OF SERIES B CONVERTIBLE STOCK
--------------------------------------------------------------------------------

NOMINEES FOR DIRECTOR BY THE VOTING OF SERIES B CONVERTIBLE STOCK

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Director by the voting of Series B Convertible Stock the nominee listed below. The nominee is presently a member of the Board of Directors. The duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy for the election of the Series B Convertible Stock Board representative will be voted for the election by the voting of Series B Convertible Stock of the nominee listed below. Although the Board of Directors do not contemplate that the nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person as may be nominated by the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION BY THE VOTING OF SERIES B CONVERTIBLE STOCK OF THE NOMINEE LISTED BELOW.

     DAVID L. WARNOCK, age 45, was appointed as Director in December, 1997 in connection with the December, 1997 financing. Mr. Warnock is a member of our audit and compensation committees. Mr. Warnock is a founding partner of Cahill, Warnock & Company, L.L.C., an asset management firm established in 1995 to invest in small public companies. From 1983 to 1995, Mr. Warnock was with T. Rowe Price Associates in senior management positions including President of the corporate general partner of T. Rowe Price Strategic Partners I and T. Rowe Price Strategic Partners II, and as the Executive Vice-president of T. Rowe Price New Horizons Fund. Mr. Warnock also serves on the Boards of Directors of other public and private companies. Mr. Warnock received a Bachelor of Arts Degree, History, from the University of Delaware and a Masters Degree, Finance, from the University of Wisconsin.

EXECUTIVE  OFFICERS

     In addition to Mr. Percell, our Chief Executive Officer, the following person serves as an executive officer:

     MICHAEL  D.  THOMPSON,  age  51,  became  our  Chief  Financial  Officer in
September 2002. Beginning in 1997, Mr. Thompson served as Chief Operating Officer of Outsourcing Services, Inc., an accounting and consulting firm where he provided financial and accounting services to clients in a variety of industries. From 1990 through 1996, Mr. Thompson was Chief Financial Officer of The Hanover Company, a fully integrated national real estate development firm. Mr. Thompson is a certified public accountant. Mr. Thompson has a B.B.A. degree with honors from the University of Texas.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     James S. Percell is the only director who also serves as an officer. In 1997, our board established an independent compensation committee whose present members are David L. Warnock, Thomas R. Bray, and Albert Wolford. Also in 1997, our board established an independent audit committee whose present members are David L. Warnock, Thomas R. Bray and Albert M. Wolford. We held six meetings of the board during the period covered by the fiscal year ended December 31, 2002. All Directors were present for at least 75% of the meetings. Our compensation committee met four times during 2002 (all members were present for each meeting); and our audit committee met four times during 2002 (all three members were present for at least 75% of those meetings).

AUDIT COMMITTEE REPORT

     In May 2000, our audit committee established, and our board adopted, a formal charter that conforms to the Securities and Exchange Commission ("SEC") approved guidelines

     Our audit committee is primarily responsible for assisting the board in monitoring the quality and integrity of our accounting, auditing and financial reporting practices and the independence of our independent accountants which are hired to audit our financial statements. Our committee conducts an annual review of its charter to assess its adequacy, such as in adopting the SEC-approved guidelines in our May 2000 revision of our charter.

     We are responsible for preparing our financial statements and our independent accountants are responsible for auditing those financial statements and issuing a report thereon. Accordingly, our audit committee's responsibility is one of oversight Our independent accountant for the fiscal year ended December 31, 2002 was Ham, Langston & Brezina, LLP ("HLB"). In this regard, our committee discussed with HLB, our independent accountants for 2002, those matters HLB communicated to and discussed with our committee under applicable auditing standards, including information regarding the scope and results of the audit and other matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees." Those communications and discussions were intended to assist the committee in overseeing the financial reporting and disclosure process. Our committee also discussed with HLB its independence from us, and received a written statement from HLB concerning independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." This discussion and disclosure informed our audit committee of the independence of HLB and assisted our audit committee in evaluating such independence. Our audit committee also considered whether the provision of services by HLB not related to the audit of our financial statements and to the review of our interim financial statements is compatible with maintaining the independence of HLB. Finally, our audit committee reviewed and discussed with our management and HLB our audited consolidated balance sheet as of December 31, 2002 and 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the two years in the period ended December 31, 2002. HLB informed our audit committee that our audited financial statements had been prepared in accordance with accounting principles generally accepted in the United States.

     Based on the review and discussions referred to above, and such other matters deemed relevant and appropriate by our audit committee, our committee recommended to our board, and our board approved, that those financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934:

   Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements, except Rineco Recycling, LLC, who is in the process of filing its appropriate forms.

DIRECTOR  COMPENSATION

     We do not currently pay any cash director's fees. However, we pay the expenses, if any, of our directors in attending board meetings. In 1998, our board adopted a stock option plan (as detailed below) which included participation in the plan by directors.

EXECUTIVE  COMPENSATION

     Mr. James Percell became Chief Executive Officer in January, 1996. Our employment contract with Mr. Percell (the "Employment Agreement"), which commenced in April 1997, has a term of three years. The Employment Agreement automatically extends, unless terminated by us or Mr. Percell (upon at least thirty days written notice prior to the end of the initial term or any additional one-year term), for additional successive one year periods after the initial three year term. Mr. Percell's employment contract provides that he receive annual compensation in the amount of $125,000. In November, 1997, the Board of Directors increased Mr. Percell's annual compensation to $250,000, however, during 1998 Mr. Percell agreed to reduce his annual compensation to $180,000. During the year ended December 31, 2002, Mr. Percell agreed to defer and accrue his compensation, beginning with the pay period ended June 15, 2002.

                           SUMMARY COMPENSATION TABLE

                                                         LONG TERM
                                                       COMPENSATION
                          ANNUAL COMPENSATION                  PAYOUTS
                                          OTHER     AWARDS    SECURITIES             ALL
NAME AND                                 ANNUAL   RESTRICTED  UNDERLYING            OTHER
PRINCIPAL                                COMPEN-    STOCK      OPTIONS/    LTIP    COMPEN-
POSITION          YEAR   SALARY   BONUS  SATION     AWARDS       SARS     PAYOUTS  SATION
James S. Percell  2002  $180,000    -0-      -0-         -0-         -0-      -0-      -0-
CHIEF             2001  $180,000    -0-      -0-         -0-         -0-      -0-      -0-
EXECUTIVE         2000  $180,000    -0-      -0-         -0-     ---0---      -0-      -0-
OFFICER

                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR

NAME AND                      NUMBER OF     PERCENT OF                            POTENTIAL REALIZABLE VALUE AT
PRINCIPAL                     SECURITIES      TOTAL                                  ASSUMED ANNUAL RATES OF
POSITION                      UNDERLYING   OPTIONS/SARS                            STOCK PRICE APPRECIATION FOR
                             OPTIONS/SARS   GRANTED TO                                     OPTION TERM:
                               GRANTED      EMPLOYEES
                                            IN FISCAL    EXERCISE OF  EXPIRATION
                                               YEAR      BASE PRICE      DATE                   5%                10%
"No Options/SAR Grants made during 2002"

                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                     AND FY-END OPTION/SAR VALUES

                                                    NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED          IN-THE-MONEY
NAME AND                    SHARES                     OPTIONS/SARS AT            OPTIONS/SARS AT
PRINCIPAL                ACQUIRED ON     VALUE         FISCAL YEAR-END            FISCAL YEAR-END
POSITION                   EXERCISE    REALIZED   EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
James S. Percell                  (*)        (*)                1,303,042/0                    -0-/-0-
CHIEF EXECUTIVE OFFICER

---------------

(*)  Did not exercise any options.

     Other  than  the  Company's 1998 Stock Option Plan (described below in Item
2), the Company does not have any long term incentive plans or defined benefit or actuarial plans.


STOCK  PRICE  PERFORMANCE  GRAPH

     The performance graph as set forth below compares the cumulative total stockholder return of our Common Stock from December 31, 1997 through December 31, 2002, with Standard & Poors 500 Index (our Broad Market Index) and with Standard & Poors Oil Composite Index (changed in 2002 by Standard and Poors to the GICS Sector "Integrated Oil & Gas" Index) (our Peer Group Index). The graph assumes that the value of the investment in our Common Stock and each index was $100 on December 31, 1997, and that all dividends, if any, were reinvested. The comparisons in this table are not intended to forecast or be indicative of possible future price performance.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN OF ENVIRONMENTAL SAFEGUARDS, INC., THE S&P 500 INDEX (BROAD MARKET INDEX), AND THE S&P OIL COMPOSITE (GICS Sector Integrated Oil & Gas for 2002) INDEX (PEER GROUP INDEX)

                               1997  1998  1999  2000  2001  2002
                               ----  ----  ----  ----  ----  ----
Environmental Safeguards, Inc   100    40    26     6    10     1
Broad Market Index. . . . . .   100   127   151   136   118    91
Peer Group Index. . . . . . .   100   106   122   130   119   101



[STOCK PERFORMANCE GRAPH]

      ENVIRONMENTAL SAFEGUARDS,
                INC.             BROAD MARKET INDEX  PEER GROUP INDEX
      -------------------------  ------------------  ----------------
1997                        100                 100               100
1998                         40                 127               106
1999                         26                 151               122
2000                          6                 136               130
2001                         10                 118               119
2002                          1                  91               101

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 22, 2003, with respect to the beneficial ownership of shares of Common Stock by (i) each person who is known by us to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

                                         NUMBER OF          PERCENT     CLASS OF
 NAME                                 SHARES OWNED(1)      OF CLASS    SECURITIES
---------------------------------  ----------------------  ---------  ------------
James S. Percell                             1,486,960(2)      13.0%  Common Stock
2600 South Loop West, Ste #645
Houston, Texas 77054

Bryan Sharp                               1,147,264(3)(9)      10.2%  Common Stock
3200 Wilcrest, #200
Houston, Texas 77042

Albert M. Wolford                           144,346(4)(9)       1.4%  Common Stock
2600 South Loop West, Ste #645
Houston, Texas 77054

David L. Warnock                   8,600,642(5)(6)(9)(10)      46.0%  Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Edward L. Cahill                          8,565,642(5)(6)      45.9%  Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Cahill, Warnock Strategic
  Partners Fund, L.P.                     8,565,642(5)(6)      45.9%  Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Strategic Associates, L.P.                8,565,642(5)(6)      45.9%  Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Cahill, Warnock & Company, L.L.C.         8,565,642(5)(6)      45.9%  Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Cahill, Warnock Strategic
  Partners, L.P.                          8,565,642(5)(6)      45.9%  Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Thomas R. Bray                                 15,000(10)       0.1%  Common Stock
2600 South Loop West, Ste 645
Houston, Texas 77054

Newpark Resources, Inc.                   7,845,156(7)(8)      43.7%  Common Stock
3850 N. Causeway, Ste #1770
Metairie, LA 70002-1756

Michael D. Thompson                            10,000(11)       0.1%  Common Stock
2600 South Loop West, Ste 645
Houston, Texas 77054

Rineco Recycling, LLC
629 Vulcan Road
Haskell, Arkansas 72015
                                            1,500,000(12)      13.0%  Common Stock
All officers and directors as a
  Group (6 persons)                           11,404,212       53.6%  Common Stock


---------------

(1) Under the rules of the Securities and Exchange Commission (the "Commission"), a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the Commission's rules and are, accordingly, included as shares beneficially owned.

(2) Includes an option to purchase 800,000 shares of our Common Stock at $0.60 per share, and options to purchase 378,042 shares of our Common Stock at $1.44 per share. Also includes an option to purchase 125,000 shares of our Common Stock at $1.69 per share. These options are fully vested and immediately exercisable.

(3) Includes an option to purchase 800,000 shares of our Common Stock at $0.60 per share, an option to purchase 301,267 shares of our Common Stock at $3.00 per share, an option to purchase 10,997 shares of our Common Stock at $5.00 per share, and an option to purchase 15,000 shares of our Common Stock at $0.21 per share. These options are fully vested and immediately exercisable. Excludes an option to purchase 15,000 shares of our Common Stock at $0.21 per share which vests March 6, 2004.

(4) Includes options to purchase 43,346 shares of our Common Stock at $1.44 per share and an option to purchase 15,000 shares of our Common Stock at $0.21 per share. These options are fully vested and immediately exercisable. Excludes an option to purchase 15,000 shares of our Common Stock at $0.21 per share which vests March 6, 2004.

(5) Includes 1,722,900 shares of Series B Convertible Preferred Stock and warrants to purchase 599,717 shares of our Common Stock at $0.01 per share issued to Cahill, Warnock Strategic Partners Fund, L.P. ("Cahill Warnock Fund"), whose sole general partner is Cahill, Warnock Strategic Partners, L.P. ("Cahill Warnock Partners"). In addition, includes 95,464 shares of Series B Convertible Preferred Stock and warrants to purchase 33,230 shares of our Common Stock at $0.01 per share issued to Strategic Associates, L.P. ("Strategic Associates"), whose sole general partner is Cahill, Warnock & Company, L.L.C. ("Cahill Warnock"). Each share of Series B Convertible Preferred Stock is immediately convertible into one share of our Common Stock, subject to adjustment under certain conditions. The warrant is fully vested and immediately exercisable. David L. Warnock and Edward L. Cahill are the sole general partners of Cahill Warnock Partners and the sole members of Cahill Warnock. David L. Warnock and Edward L. Cahill are control persons of Cahill Warnock Fund, Cahill Warnock Partners, Strategic Associates, and Cahill Warnock. David L. Warnock, Edward L. Cahill, Cahill Warnock Fund, Cahill Warnock Partners, Strategic Associates and Cahill Warnock have shared voting power and shared dispositive power of these shares and each disclaim beneficial ownership of the shares and warrants, except with respect to their pecuniary interest therein, if any.

(6) Includes 4,938,703 shares of our Common Stock which would arise upon the conversion of 182,732 shares of our Series D Convertible Preferred Stock, issued to the Cahill Warnock Fund, whose sole general partner is Cahill Warnock Partners. Also includes 273,649 shares of our Common Stock which would arise upon the conversion of 10,125 shares of our Series D Convertible Preferred Stock, issued to Strategic Associates, whose sole general partners is Cahill Warnock. Also includes 854,625 shares of Common Stock issuable to Cahill Warnock Fund and 47,354 shares of Common Stock issuable to Strategic Associates upon conversion of deferred dividends and interest thereon related to the Series D Preferred Stock. These Preferred shares, deferred dividends and interest are immediately convertible into our Common Stock.

(7) Includes 5,405,405 shares of our Common Stock which would arise upon the conversion of 200,000 shares of our Series D Convertible Preferred Stock, issued to Newpark Resources, Inc. Also includes 935,386 shares of Common Stock upon conversion of deferred dividends and interest thereon related to the Series D Preferred Stock. These Preferred shares, deferred dividends and interest are immediately convertible into our Common Stock.

(8) Includes 847,975 shares of Series B Convertible Preferred Stock which are immediately convertible into shares of Common Stock. The number of shares of Common Stock into which each share of Preferred Stock may be converted is presently one share of Common Stock for each share of Series B
     Convertible Preferred Stock, subject to adjustment under certain conditions. Also includes warrants to purchase 656,390 shares of our Common Stock at $0.01 per share. The warrant is fully vested and immediately exercisable.

(9) Also includes an option to purchase 20,000 shares of our Common Stock at $1.69 per share. These options are fully vested and immediately exercisable.

(10) Includes an option to purchase 15,000 shares of our Common Stock at $0.21 per share. Excludes an option to purchase 15,000 shares of our Common Stock at $0.21 per share which vests March 6, 2004.

(11) Includes an option to purchase 10,000 shares of our Common Stock at $0.21 per share. Excludes an option to purchase 10,000 shares of our Common Stock at $0.21 per share which vests March 6, 2004.

(12) Includes common stock underlying 1,500,000 warrants that are immediately exercisable.

     We know of no arrangement or understanding which may at a subsequent date result in a change of control.

RELATED  TRANSACTIONS

     Our Board of Directors has adopted a policy that our affairs will be conducted in all respects by standards applicable to publicly-held corporations and that we will not enter into any transactions and/or loans between us and our officers, directors and 5% stockholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent, disinterested directors.

     In January 2003, we signed a contract to process various waste streams for Rineco Chemical Industries, Inc., an entity related to Rineco Recycling, LLC. In March 2003, we obtained a loan of $1,500,000 from Rineco Recycling, LLC. The loan is to be funded in three $500,000 fundings on March 20, 2003 (we have already received this funding tranch); May 15, 2003; and August 15, 2003. The loan is collateralized by three of our ITD units and bears interest at 12% per year. Principal payments are due in 20 quarterly installments of $75,000 beginning in August 2003 with the final payment due in May 2003. We issued 1,500,000 warrants to purchase shares of our common stock at an exercise price of $0.01 per share in connection with this loan. This transaction made Rineco Recycling, LLC the beneficial owner of 13% of our common stock, although none of the warrants have been exercised as of April 25, 2003.

     In March 2003, we negotiated an extension of the maturity date of $250,000 of uncollateralized promissory notes that we owe to related parties who are Cahill Warnock Strategic Partners, L.P. and Strategic Associates, L.P. David L. Warnock is an affiliate of both of these lenders and he is one of our Directors. The maturity date was extended to September 16, 2003.

     In July 2002, we obtained uncollateralized loans totaling $250,000 from Cahill Warnock Strategic Partners, L.P. and Strategic Associates, L.P. These loans bear interest of 12% per year and were originally due in January 2003 but have been extended to September 2003. David Warnock, a director of the Company, is a general partner of Cahill Warnock Strategic Partners, L.P. and a managing member of the general partner of Strategic Associates, L.P.

     In March 2001 and September 2000, we entered into agreements with our primary lenders and holders of our outstanding preferred stock to defer various principal and interest payments on our senior debt. The senior debt was fully repaid in December 2001.

     During 1998, we entered into a marketing assistance agreement with the minority owners of OnSite Colombia, Inc. Under the terms of the agreement, in exchange for assisting us in our business expansion efforts, the minority owners and we each received marketing assistance fees totaling $320,000 during each of the years ended December 31, 2000 and 1999.

     During December 1998, we formed a joint company, OnSite Arabia, Inc. with an investor group for the purpose of providing environmental remediation in the Arabian gulf region. We sold two ITD units to the newly formed joint company (one in 1999 and one in 1998) and recognized gains to the extent proceeds received exceeded our proportional basis in the assets.


--------------------------------------------------------------------------------
                    (2) TO CONSIDER AND ACT UPON THE PROPOSED
                     AMENDMENT TO THE 1998 STOCK OPTION PLAN
--------------------------------------------------------------------------------


     While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on its continued ability to attract and retain highly qualified personnel. We pay wages and salaries which we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel, and in December, 1998, the Board of Directors approved the 1998 Stock Option Plan (the "Plan") which was approved by the Stockholders at our 1999 annual meeting of stockholders. The Plan will allow Incentive Stock Options as determined by the Compensation Committee, or the Board of Directors if there is no compensation committee (the "Committee"). The Board of Directors reserved 800,000 shares of Common Stock for issuance pursuant to the Plan. The purpose of the Plan is to foster and promote our financial success and increase stockholder value by enabling eligible key employees, directors and consultants to participate in our long-term growth and financial success of the Company. The Board of Directors has adopted a resolution to amend the Plan, subject to Stockholder approval, to provide for the increase in the number of shares of common stock reserved for issuance pursuant to the Plan from 800,000 to 1,600,000.

     THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE PURSUANT TO THE PLAN FROM 800,000 TO 1,600,000 AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT WHICH REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

     A copy of the Plan, as amended, is attached hereto as Appendix "A".

1998 STOCK OPTION PLAN

     ELIGIBILITY. The Plan is open to key employees (including officers and directors) and our consultants and affiliates ("Eligible Persons").

     TRANSFERABILITY.  The  grants  are  not  transferrable.

     CHANGES IN CAPITAL STRUCTURE. The Plan will not effect our right to authorize adjustments, recapitalizations, reorganizations or other changes in our capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity. The board may waive any limitations imposed under the Plan so that all options are immediately exercisable.

     OPTIONS.  The  Plan  provides  for  both  Incentive  and Nonqualified Stock
Options.

     Option price. Incentive options shall be not less than the greater of (i) 100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for Incentive Stock Options for Stockholders owning 10% or more of our shares ("10% Stockholders") shall be not less than 110% of fair market value.

     Amount exercisable-incentive options. In the event an Eligible Person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non qualified stock options.

     Duration. No option may be exercisable after the expiration date as set forth in the option agreement.

     Exercise of Options. Options may be exercised by written notice to our President with:

     (i) cash, certified check, bank draft, or postal or express money order payable to Environmental Safeguards, Inc. for an amount equal to the option price of the shares;

     (ii) stock at its fair market value on the date of exercise;

    (iii) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Compensation Committee);

     (iv) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Compensation Committee); and/or

     (v) any other form of payment which is acceptable to the Compensation Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

TERMINATION  OF  OPTIONS.

     Termination of Employment. Any Option which has not vested at the time the Optionee ceases continuous employment for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by us. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other than death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     Death. Unless the Option expires sooner, the Option will expire one year after the death of the Eligible Person.

     Disability. Unless the Option expires sooner, the Option will expire one year after the disability of the Eligible Person.

     Retirement. Any Option which has not vested at the time the Optionee ceases continuous employment due to retirement shall terminate upon the last day that the Optionee is employed by us. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     AMENDMENT OR TERMINATION OF THE PLAN. The Committee may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of our Stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the Stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of our counsel may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. No amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

                              OPTIONS GRANTED UNDER
                             1998 STOCK OPTION PLAN

     The  following  sets  forth the options granted under our 1998 Stock Option
Plan:

NAME AND POSITION             DOLLAR VALUE(1)   NUMBER OF OPTIONS
----------------------------  ----------------  -----------------

James S. Percell, CEO         $        210,937            125,000

Executive Group               $        215,137            145,000

Non-executive Director Group  $        126,450            180,000

Non-executive Officer
     Employee Group           $        624,320            422,500

Total                         $        965,907            747,500


---------------

(1) Dollar value was calculated based on the exercise price of $1.6875 for the options granted in December 1998 and $0.21 for the options granted in March 2003. These exercise prices were the market value per share on the date of the grants.

EQUITY COMPENSATION PLAN INFORMATION

                                                                      NUMBER OF SECURITIES
                                                                      REMAINING AVAILABLE
                     NUMBER OF SECURITIES                             FOR FUTURE ISSUANCE
                       TO BE ISSUED UPON       WEIGHTED-AVERAGE           UNDER EQUITY
                          EXERCISE OF         EXERCISE PRICE OF        COMPENSATION PLANS
                     OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
                      WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    REFLECTED IN COLUMN (a))
PLAN CATEGORY                 (a)                    (b)                      (c)
-------------------  ---------------------  ----------------------  ------------------------
EQUITY COMPENSATION
PLANS APPROVED BY
SECURITY HOLDERS                  747,500   $                 1.29                    52,500

EQUITY COMPENSATION
PLANS NOT APPROVED
BY SECURITY HOLDERS             4,241,162*                    1.34                         -
                     ---------------------  ----------------------  ------------------------
TOTAL                           4,988,662   $                 1.33                    52,500
                     =====================  ======================  ========================


* These are stock options that we gave as individual compensation arrangements to employees and third parties. The issuance of these options was approved by the board of directors.

--------------------------------------------------------------------------------
           (3) TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, LLP
                           AS INDEPENDENT ACCOUNTANTS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.
--------------------------------------------------------------------------------

     The Board of Directors dismissed PricewaterhouseCoopers LLP ("PwC") as its independent accountants on April 2, 2002, and appointed Ham, Langston & Brezina, LLP ("HLB") as our independent accountants for the fiscal years ended December 31, 2002 and 2003. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing HLB as independent accountants for the fiscal year ending December 31, 2003. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of HLB as independent accountants is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent accountants for the fiscal year ending December 31, 2003.

     A representative of HLB is expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire, and will be available to respond to all appropriate questions

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF HAM, LANGSTON & BREZINA, LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR ENDING DECEMBER 31, 2003.

     PwC audited our financial statements for the three years ended December 31, 2001, and were dismissed on April 2, 2002. We engaged HLB as our new independent accountants on April 3, 2002. Our Audit Committee and Board of Directors participated in and approved the decision to change independent accountants. We timely advised the Securities and Exchange Commission of our change in independent accountants on Form 8-K.

     The reports of PwC on the financial statements noted above contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principle, however such reports for each of the past two fiscal years were modified to express substantial doubt with respect to our ability to continue as a going concern.

     In connection with the PwC audits noted above, and through April 2, 2002, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years. During the fiscal years noted above, and through April 2, 2002, there have been no reportable events requiring disclosure.

     We have authorized PwC to respond fully to inquiries from HLB regarding the disclosure of the change in independent accountants.

     As noted above, we engaged HLB as our new independent accountants as of April 3, 2002. Prior to their engagement as our independent accountants, and through April 3, 2002, we had not consulted with HLB regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or any other financial presentation whatsoever.

     PwC has provided a letter addressed to the Securities and Exchange Commission pursuant to Regulation S-K Item 304 as to whether PwC agrees with the disclosure we made in our Form 8-K filing noted above, and such letter was attached to our 8-K report.

FEES PAID TO HAM, LANGSTON, AND BREZINA

Audit  Fees

     The aggregate fees for professional services rendered by HLB for the audit of our financial statements for the year ended December 31, 2002 and the reviews of our financial statements included in our Forms 10-Q for such year were approximately $60,000.

Financial Information Systems Design and Implementation Fees

     HLB did not provide us any financial information systems design and implementation services for the year ended December 31, 2002.

All  Other  Fees

     The aggregate fees for all other services rendered by HLB for the year ended December 31, 2002 were approximately $17,000.

--------------------------------------------------------------------------------

                                (4) OTHER MATTERS

--------------------------------------------------------------------------------

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the year 2004 Annual Meeting of Stockholders is September 27, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James S. Percell
Chairman of the Board and President

Houston, Texas

                                  APPENDIX "A"

                         ENVIRONMENTAL SAFEGUARDS, INC.
                         AMENDED 1998 STOCK OPTION PLAN

1.        PURPOSE.  The purpose of the Environmental Safeguards, Inc. 1998 Stock
          -------
     Option Plan, as amended ("the Plan") is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees and directors. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified options taxed under
     Section  83  of  the  Internal  Revenue  Code  of  1986,  as  amended.

          RULE  16B-3 PLAN. The Company is subject to the reporting requirements
          ----------------
     of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

          EFFECTIVE  DATE  OF  PLAN.  The  effective  date of this Plan shall be
          -------------------------
     December 9, 1998 (the "Effective Date"). The Board of Directors shall, within one year of the Effective Date, submit the Plan for approval to the shareholders of the Company. The plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Option or Nonqualified Stock Option shall be granted pursuant to the Plan ten years after the Effective Date. In the event that the Plan is not approved by the shareholder's of the Company, the Plan shall be deemed to be a non-qualified stock option plan.

2.        DEFINITIONS.  The  following  definitions  shall  apply  to this Plan:
          -----------

          (a) "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (b) "Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Options are granted to a participant.

          (c)  "Award"  means  each  of  the  following granted under this Plan:
          Incentive  Stock  Options  or  Nonqualified  Stock  Options.

          (d)  "Board"  means  the  board  of  directors  of  the  Company.

          (e) "Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for Cause: (i) any act or omission which permits the Company to terminate the written agreement or arrangement between the participant and the Company or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to or personal enrichment of the participant at the Company's expense and/or gross negligence or willful misconduct on the part of the participant.

          (f)  "Change  in  Control"  means,  for  purposes  of  this  Plans

                    i. there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

                    ii. the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

          (g) "Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

          (h) "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

          (i) "Common Stock" means the Common Stock, par value per share of the Company whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 11 herein.

          (j) "Company" means Environmental Safeguards, Inc., a Nevada Corporation and includes any successor or assignee company corporations into which the Company may be merged, changed or consolidated; any company for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

          (l) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave of absence of less than ninety (90) days (unless the participants right to reemployment is guaranteed by statute or by contract) or in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successors

          (m) "Date of Grant" means the date on which the Committee grants an Option.

          (n) "Director" means any member of the Board of Directors of the Company or any Parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

          (o) "Non Employee Director" means a "Non Employee Director" as that term is defined in Rule 16b-3 under the Exchange Act.

          (p) "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i)officers, directors or employees of the Company or Affiliate or (ii) consultants or subcontractors of the Company or affiliate.

          (q) "Employee" means any person employed on an hourly or salaried basis by the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

          (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

          (s) "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade
                             -------------------
          on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

          (t) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a Parent or subsidiary of the Company or a predecessor company of any such company.

          (u) "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

          (v)  "Option"  means  a  stock  option  granted  pursuant to the Plan.

          (w) "Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

          (x) "Optionee" means an Employee (or Director or subcontractor) who receives an Option.

          (y) "Parent" means any corporation which owns 50% or more of the voting securities of the Company.

          (z) "Plan" means this Stock Option Plan as may be amended from time to time.

          (aa) "Share" means the Common Stock, as adjusted in accordance with Paragraph 11 of the Plan.

          (bb) "Ten Percent Shareholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

          (cc) "Termination" or "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Company or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Subsidiaries or Parent of all businesses owned or operated by the Company or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by an Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Company or a Subsidiary.

          (dd) "Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

     In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

3.        ADMINISTRATION.
          --------------

     a. This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

     b. If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Option pursuant to the Plan, except that no such member shall act on the granting of an Option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

     c. Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

          i.             select  the  participants  in  this  Plan;

          ii. establish the terms of the Options granted to each participant which may not be the same in each case;

          iii. determine the total number of options to grant to an Optionee, which may not be the same in each case;

          iv. fix the Option period for any Option granted which may not be the same in each case; and

          v. make all other determinations necessary or advisable under the Plan.

          vi. determine the minimum number of shares with respect to which Options may be exercised in part at any time.

          vii. The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award.

          viii. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

     d. A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.        SHARES SUBJECT TO OPTION. Subject to the provisions of Paragraph 11 of
          ------------------------
     the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan shall be 1,600,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

     a.             Eligible  Persons  . Every Eligible Person, as the Committee
                    -----------------
               in its sole discretion designates, is eligible to participate in this Plan. Directors who are not employees of the Company or any subsidiary or Parent shall only be eligible to receive Incentive Stock Options if and as permitted be applicable law and regulations. The Committee's award of an Option to a participant in any year does not require the Committee to award an Option to that participant in any other year. Furthermore, the Committee may award different Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Option, including, without limitation;

         (i)   the  financial  condition  of  the  Company  or its Subsidiaries;

         (ii)  expected  profits  for  the  current  or  future  years;

        (iii) the contributions of a prospective participant to the profitability and success of the Company or its Subsidiaries; and

         (iv)  the adequacy of the prospective participant's other compensation.

          Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

     b.             No  Right  of  Employment.  An  Optionee's right, if any, to
                    -------------------------
               continue to serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any

5.        REQUIREMENTS  OF  OPTION  GRANTS.  Each Option granted under this Plan
          --------------------------------
     shall  satisfy  the  following  requirements.

     a.             Written  Option.  An  Option shall be evidenced by a written
                    ---------------
               Agreement, a sample of which is attached hereto as Exhibit A, specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Non-qualified Stock Option, (iii) the Option period for any Option granted. and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between various Optionees and various Agreements.

     b.             Duration of Option. Each Option may be exercised only during
                    ------------------
               the Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

     c.             Option  Exercisability.  The  Committee,  on the grant of an
                    ----------------------
               Option, each Option shall be exercisable only in accordance with its terms.

     d.             Acceleration  of  Vesting.  Subject  to  the  provisions  of
                    -------------------------
               Section 5(b), the Committee may, it its sole discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

     e.             Option  Price. Except as provided in Section 6(a) the Option
                    -------------
               price of each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant.

     f.             Termination of Employment Any Option which has not vested at
                    -------------------------
               the time the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     g.             Death.  In  the  case  of  death  of  the  Optionee,  the
                    -----
               beneficiaries designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 5(d) and 11.

     h.             Retirement.  Any Option which has not vested at the time the
                    ----------
               Optionee ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status

     i.             Disability.  In  the  event  of  termination  of  Continuous
                    ----------
               Service due to total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 5(d) and 11.

6.        INCENTIVE  STOCK  OPTIONS.  Any  Options  intended  to  qualify  as an
          -------------------------
     Incentive Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

     a.             Ten  Percent  Shareholders. An Option intended to qualify as
                    --------------------------
               an Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

     b.             Limitation  on  Incentive  Stock  Options The aggregate Fair
                    -----------------------------------------
               Market Value, determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection
               (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

     c.             Exercise  of  Incentive Stock Options. No disposition of the
                    -------------------------------------
               shares underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such incentive Stock Option.

     d.             Approval  of  Plan.  No Option shall qualify as an Incentive
                    ------------------
               Stock Option unless this Plan is approved by the shareholders within one year of the Plan's adoption by the Board.

7.        NONQUALIFIED  AND  INCENTIVE STOCK OPTIONS. Any Option not intended to
          ------------------------------------------
     qualify as an Incentive Stock Option shall be a Nonqualified Stock Option. Nonqualified Stock Options shall satisfy each of the requirements of
     Section 5 of the Plan. An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

8.        METHOD  OF EXERCISE. An Option granted under this Plan shall be deemed
          -------------------
     exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise,
     (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 3 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock of the Company having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

     An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

9.        TAXES.  COMPLIANCE  WITH  LAW:  APPROVAL  OF  REGULATORY  BODIES.  The
          -----
     Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been flied with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 9 of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

     Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

10.       ASSIGNABILITY.  An  Option granted under this Plan is not transferable
          -------------
     except by will or the laws of descent and distribution. The Option may be exercised only by the Optionee during the life of the Optionee. More particularly, but without limitation of the foregoing, the Option may be not be assigned or transferred except as provided above and shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer or distribution contrary to the provisions hereof shall be null and void and without effect.

11.       ADJUSTMENT  UPON  CHANGE  OF  SHARES.  If  a  reorganization,  merger,
          ------------------------------------
     consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

12.       ACCELERATIONS  OF  OPTIONS UPON CHANGE IN CONTROL. In the event that a
          -------------------------------------------------
     Change of Control has occurred with respect to the Company, any and all Options will become fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the participant, subject to Section 9 hereof.

13.       LIABILITY  OF  THE COMPANY. The Company, its Parent and any Subsidiary
          --------------------------
     that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

14.       EXPENSES OF PLAN. The Company shall bear the expenses of administering
          ----------------
     the  Plan.

15.       DURATION OF PLAN. Options may be granted under his Plan only within 10
          ----------------
     years  from  the  effective  date  of  the  Plan.

16.       AMENDMENT,  SUSPENSION  OR TERMINATION OF PLAN. The Board of Directors
          ----------------------------------------------
     of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

17.  FORFEITURE.  Notwithstanding  any  other  provisions  of  this Plan, if the
     ----------
Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

18.  INDEMNIFICATION  OF  THE  COMMITTEE  AND  THE  BOARD  OF  DIRECTORS.  With
     -------------------------------------------------------------------
respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense. The failure to notify the Company within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Company's rights or is detrimental to the Company. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

19.  GENDER.  If  the  context  requires,  words of one gender when used in this
     ------
Plan shall include the others and words used in the singular or plural shall include the other.

20.  HEADINGS.  Headings  of  Articles  and  Sections  are  included  for
     --------
convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

21.  OTHER  COMPENSATION  PLANS.  The  adoption  of  this  Plan shall not affect
     --------------------------
any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

22.  OTHER  OPTIONS  OR  AWARDS.  The  grant  of  an  Option or Awards shall not
     --------------------------
confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

23   GOVERNING  LAW.  The  provisions  of  this  Plan  shall  be  construed,
     --------------
administered,  and  governed  under  the  laws  of  the  State  of  Texas.

                                      PROXY
                      FOR VOTING BY HOLDERS OF COMMON STOCK
                         ENVIRONMENTAL SAFEGUARDS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2003

     The undersigned hereby appoints James S. Percell and Michael D. Thompson, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Environmental Safeguards, Inc. held of record by the undersigned on April 22, 2003 at the Annual Meeting of Stockholders to be held on May 22, 2003 at 10:00 AM at the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1A, AND FOR THE RATIFICATION IN NUMBER 2.

1A. ELECTION OF OUR DIRECTORS. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

[ ] FOR all nominees listed below            [ ]  WITHHOLD authority to vote for
    except as marked to the contrary              all nominees below

  James S. Percell         Thomas R. Bray     Bryan Sharp     Albert M. Wolford

2.   TO ACT UPON THE PROPOSED AMENDMENT TO THE 1998 STOCK OPTION PLAN.

[ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

[ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

[ ]  FOR                 [ ]  AGAINST               [ ]  ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Number of Shares of Common Stock Owned
                                       -----------------------------

Signature                             (Typed or Printed Name)
         ----------------------                              -------------------

Signature if held jointly             (Typed or Printed Name)
                         ------------                        -------------------

DATED:
      ----------------------
    THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.
             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                      PROXY
               FOR VOTING BY HOLDERS OF SERIES B CONVERTIBLE STOCK
                         ENVIRONMENTAL SAFEGUARDS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2003

     The undersigned hereby appoints James S. Percell and Michael D. Thompson, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Series B Convertible Stock of Environmental Safeguards, Inc. held of record by the undersigned on April 22, 2003 at the Annual Meeting of Stockholders to be held on May 22, 2003 at 10:00 AM at the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN NUMBER 1B AND FOR THE RATIFICATION IN NUMBER 2.

1B. ELECTION OF ONE DIRECTOR. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

[ ] FOR the nominee listed below              [ ] WITHHOLD authority to vote for
    except as marked to the contrary              all nominees below

    David L. Warnock

2.   TO  ACT  UPON  THE  PROPOSED  AMENDMENT  TO  THE  1998  STOCK  OPTION PLAN.

[ ]  FOR                  [ ]  AGAINST               [ ]  ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

[ ]  FOR                  [ ]  AGAINST               [ ]  ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

[ ]  FOR                  [ ]  AGAINST               [ ]  ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Number of Shares of Common Stock Owned
                                       -----------------------------

Signature                             (Typed or Printed Name)
         ----------------------                              -------------------

Signature if held jointly             (Typed or Printed Name)
                         ------------                        -------------------

DATED:
      ----------------------
            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.

                            Supplemental Information
                            ------------------------
            Not to be Provided in the Proxy Statement to Stockholders
            ---------------------------------------------------------

     The Plan described herein does not require that the Company register the options or the shares underlying options.

     The Company believes that each of the persons receiving these securities has the knowledge and experience in financial and business matters which allows them to evaluate the merits and risk of the receipt of these securities of the Company. In such capacity they are knowledgeable about the Company's operations and financial condition. These transactions are effected by the Company in reliance upon exemptions from registration under the Securities Act of 1933 as amended (the "Act") as provided in Section 4(2) thereof. Each certificate issued for unregistered securities contains a legend stating that the securities have not been registered under the Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did the Company pay any commissions or fees to any underwriter in connection with any of these transactions. None of the transactions involves a public offering.